UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2007
SELECTICA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)
1740 Technology Drive Suite 450
San Jose, CA 95110
(408) 570-9700
(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01. Entry into a Material Definitive Agreement
     On March 6, 2007, Selectica, Inc. (“sublessor”), entered into a facility sublease agreement with Nuova Systems, Inc. (“sublessee”) covering 79,803 square feet located at 3 West Plumeria Drive, San Jose, CA 95134. The facility sublease (i) has a twenty-two month term, (ii) includes rent of $0.75 per square foot, or an aggregate of $59,852 per month from December 2007 through December 2008 and rent of $0.85 per square foot, or an aggregate of $67,833 per month from January 2009 through December 2009 (iii) contains a guarantee of sublease by Cisco Systems, Inc. (iv) provides for sublessee borrowings of up to $750,000 for tenant improvements repayable in equal monthly installments and (v) includes nine months of free rent.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.
     99.1 Selectica, Inc. — Facility sublease agreement with Nuova Systems, Inc.
     99.2 Selectica, Inc. — Guarantee of Sublease by Cisco Systems, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.
DATE: March 27, 2007	By:	/s/ Bill Roeschlein
Bill Roeschlein
Vice President and Chief Financial Officer

Exhibit Index
     99.1 Selectica, Inc. — Facility sublease agreement with Nuova Systems, Inc.
     99.2 Selectica, Inc. — Guarantee of Sublease by Cisco Systems, Inc.